Exhibit 10.1

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
AMENDMENT NO. 2 TO GLOBAL COLLABORATION AND LICENSE
AGREEMENT

This Amendment No. 2 to Global Collaboration and License Agreement (this "Amendment No. 2") is dated as of April 7, 2022, by and between INCYTE CORPORATION, a Delaware corporation, having its principal place of business at 1801 Augustine Cut-Off, Wilmington, DE 19803 (hereinafter "Incyte"), and MACROGENICS, INC., a Delaware corporation, having its principal place of business at 9704 Medical Center Drive, Rockville, MD 20850 ("MacroGenics", together with Incyte, the "Parties" and each separately, a "Party"), and is meant to amend that certain Global Collaboration and License Agreement, dated as of October 24, 2017, between Incyte and MacroGenics and amended on March 15, 2018 ("Amendment No. 1"). The Global Collaboration and License Agreement and Amendment No. 1, the "Agreement". Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties wish to add a Milestone to the Agreement specifically for receipt of a Regulatory Approval in the U.S. in the Indication of [***]but do not wish for such Regulatory Approval and Clinical Studies in and regulatory filings for such Indication to qualify as (i) a Development Milestone for the treatment of [***] under Section 8.2(b); (ii) a Regulatory Filing Milestone for the filing of a BLA in the U.S. under Section 8.2(c); or (iii) an Approval Milestone for the receipt of a Regulatory Approval in the U.S. under Section 8.2(d);

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.Addition of new Section 8.2(f). The following text is inserted in the Agreement as new Section 8.2(f):

8.2(f) [***] Milestone. A payment of [***]dollars ($[***]) shall be payable for receipt of the Regulatory Approval in the U.S. by Incyte, its Affiliates, or sublicensees (excluding Collaborators) for a Monotherapy Regimen or Incyte Combination Regimen in the Indication of [***] (the "[***] Milestone Payment"). For clarity, the [***] Milestone Payment shall be in addition to the existing Approval Milestones such that the [***]Milestone Payment plus the aggregate of the potential Approval Milestones shall equal a total of [***] dollars ($[***]).

(i)The filing of a BLA in the U.S. by Incyte, its Affiliates, or sublicensees (excluding Collaborators) for a Monotherapy Regimen or Incyte Combination Regimen in the Indication of [***] shall not qualify as a Regulatory Filing Milestone under Section 8.2(c).
(ii)The receipt of a Regulatory Approval in the U.S. by Incyte, its Affiliates, or sublicensees (excluding Collaborators) for a Monotherapy Regimen or Incyte Combination Regimen in the Indication of [***] shall not qualify as an Approval Milestone under Section 8.2(d).
(iii)The Development Milestone under Section 8.2(b), "Treatment of [***] cumulative subjects across all Incyte Clinical Studies (including Incyte

Monotherapy Studies and Incyte Combination Studies) in a single Indication for greater than [***] continuously at a recommended Phase II or Phase III defined dose and schedule" shall not apply to Clinical Studies in the Indication of [***], and no payment for such Development Milestone shall be due with respect to the Indication of [***], whether by reason of actually treating [***]cumulative subjects in the Indication of [***] or by reason of the occurrence of any of the events set forth in the final sentence in the first paragraph of Section 8.2 stating, "In addition, except with respect to the Breakthrough Designation Milestone, if for any reason any other Development Milestone corresponding to a Milestone payment does not occur prior to the occurrence of Regulatory Approval, then such prior non-occurring Development Milestone shall be deemed to occur concurrently with Regulatory Approval, and the applicable Milestone payments for the applicable Development Milestones shall become due and payable in accordance with this Section 8.2." For clarity, receipt of Regulatory Approval in the U.S., the EU, or Japan by Incyte, its Affiliates, or sublicensees (excluding Collaborators) for a Monotherapy Regimen or Incyte Combination Regimen in the Indication of [***] shall not trigger any such Milestone payment.

2.Entire Agreement. The Agreement (including Amendment No. 1), as supplemented and modified by this Amendment No. 2, together with the exhibits thereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into the Agreement.

3.Governing Law. This Amendment No. 2 shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different state.

4.Execution in Counterparts. This Amendment No. 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party as if they were the original signatures.

5.Remaining Provisions of the Agreement. Except as provided herein, each of the other provisions of the Agreement shall remain in full force and effect.

6.References. Upon the effectiveness of this Amendment No. 2, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Global Collaboration and License Agreement to be duly executed by their respective authorized signatories effective as of the date first indicated above.

MACROGENICS, INC.

By: /s/ Scott Koenig
Name: Scott Koenig
Title: President and Chief Executive Officer

INCYTE CORPORATION

By: /s/ Vijay Iyengar ______________________________
Name: Vijay Iyengar
Title: EVP, Global Strategy & Corporate Development